                                                                      Exhibit 99

                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":       InterWest Partners IX, L.P. ("IW9")
                           InterWest Management Partners IX, LLC ("IMP9")

                           Bruce A. Cleveland
                           Philip T. Gianos
                           W. Stephen Holmes
                           Nina Kjellson
                           Gilbert H. Kliman
                           Arnold L. Oronsky
                           Khaled Nasr

Address:                   2710 Sand Hill Road, Suite 200
                           Menlo Park, CA  94025

Designated Filer:          InterWest Partners IX, L.P.

Issuer and Ticker Symbol:  Marketo, Inc. ("MKTO")

Date of Event:             February 12, 2014

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Philip T.
Gianos, W. Stephen Holmes, Gilbert H. Kliman, and Arnold L. Oronsky are Managing
Directors of IMP9 and, Bruce A. Cleveland, Nina Kjellson and Khaled A. Nasr, are
Venture Members of IMP9. Douglas A. Pepper, a Venture Member of IMP9 is also a
Director of the Issuer, and has filed a separate Form 4 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of Marketo, Inc.
stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners IX,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in
Marketo, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS IX, L.L.C.   INTERWEST PARTNERS IX, LP

                                          By: InterWest Management Partners IX,
                                               LLC
                                               Its General Partner
     /s/ W. Stephen Holmes
By: ----------------------------------
  W. Stephen Holmes, Managing Director
                                               /s/ W. Stephen Holmes
                                           By: ---------------------------------
                                               W. Stephen Holmes, Managing
                                               Director

Bruce A. Cleveland, an individual              Gilbert H. Kliman, an individual
By: InterWest Management Partners             By: InterWest Management Partners
    IX, LLC,                                       IX, LLC,
as Attorney-in-Fact                                as Attorney-in-Fact

    /s/ Karen A. Wilson                        /s/ Karen A. Wilson
By:-----------------------------------     By:----------------------------------
   Karen A. Wilson, Power of Attorney          Karen A. Wilson,Power of Attorney

Philip T. Gianos, an individual            Arnold L. Oronsky, an individual
By: InterWest Management Partners          By: InterWest Management Partners
IX, LLC,                                       IX, LLC,
as Attorney-in-Fact                            as Attorney-in-Fact

By: /s/ Karen A. Wilson                    By: /s/ Karen A. Wilson
   -----------------------------------         ---------------------------------
   Karen A. Wilson, Power of Attorney          Karen A. Wilson,Power of Attorney

W. Stephen Holmes, an individual               Khaled A. Nasr, an individual
By: InterWest Management Partners          By: InterWest Management Partners
IX, LLC,                                       IX, LLC,
as Attorney-in-Fact                            as Attorney-in-Fact

    /s/ W. Stephen Holmes                      /s/ Karen A. Wilson
By: -----------------------------------    By: ---------------------------------
       W. Stephen Holmes                       Karen A.Wilson, Power of Attorney

Nina Kjellson, an individual
By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact

    /s/ Karen A. Wilson
By:-----------------------------------
    Karen A. Wilson, Power of Attorney